                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-29721




                                                 PROSPECTUS - OCTOBER 31, 2000


Morgan Stanley Dean Witter

                        -------------------------------------------------------
                                                              S&P 500 INDEX FUND



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                    A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT RESULTS THAT,
                    BEFORE EXPENSES, CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND INCOME) OF THE STANDARD & POOR'S (REGISTERED TRADEMARK) 500 COMPOSITE STOCK PRICE
                    INDEX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective............................1
                            Principal Investment Strategies.................1
                            Principal Risks.................................2
                            Past Performance................................3
                            Fees and Expenses...............................4
                            Additional Investment Strategy Information......5
                            Additional Risk Information.....................6
                            Fund Management.................................7

Shareholder Information     Pricing Fund Shares.............................8
                            How to Buy Shares...............................8
                            How to Exchange Shares.........................10
                            How to Sell Shares.............................12
                            Distributions..................................14
                            Tax Consequences...............................14
                            Share Class Arrangements.......................15

Financial Highlights         ..............................................24

Our Family of Funds          ...............................Inside Back Cover

                    This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


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          INVESTMENT OBJECTIVE
------------------------------
          Morgan Stanley Dean Witter S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index ("S&P 500 Index").




[GRAPHIC OMITTED]

          PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------------

[sidebar]
TOTAL RETURN
An investment objective having
the goal of selecting securities
with the potential to rise in
price and pay out income.
---------------------------------
[/sidebar]



          The Fund will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., "passively" manages the Fund's assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Fund's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies that are included in the S&P 500 Index.



          The Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.


          Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


          In addition, the Fund may invest in stock index futures on the S&P 500 Index, and Standard & Poor's Depository Receipts ("SPDRs").

                               ----------------

          "Standard & Poor's (Registered Trademark)," "S&P (Registered Trademark)," "S&P 500 (Registered Trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

[GRAPHIC OMITTED]

          PRINCIPAL RISKS
-------------------------
          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


          A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


          Another risk of investing in the Fund arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Fund's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.


          The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fee, transfer agency and accounting costs).


          The Fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Fund's ability to correlate its performance to the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.


          The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy, including the Investment Manager's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is also subject to other risks from its other permissible investments including risks associated with stock index futures, SPDRs and foreign securities. For more information about these risks, see the "Additional Risk Information" section.


          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

          PAST PERFORMANCE
--------------------------
          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows the
performance of the Fund's
Class B shares over the past
2 calendar years.
-----------------------------
[/sidebar]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
[GRAPHIC OMITTED]

26.84%     19.03%                 The bar chart reflects the performance of the
------------------                Class B shares; performance of the
1998        '99                   other Classes will differ because the
                                  Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.
                                  Year-to-date total return as of
                                  September 30, 2000 was -2.39%.


          During the periods shown in the bar chart, the highest return for a calendar quarter was 21.06% (quarter ended December 31, 1998), and the lowest return for a calendar quarter was -10.26% (quarter ended September 30, 1998).

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's
average annual total returns
with those of a broad measure
of market performance over
time. The Fund's returns include
the maximum applicable sales
charge for each Class and
assume you sold your shares
at the end of each period.
----------------------------------
[/sidebar]



             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)

                                   LIFE OF FUND
                  PAST 1 YEAR     (SINCE 9/26/97)
----------------------------------------------------
  Class A            13.65%           19.52%
----------------------------------------------------
  Class B            14.03%           20.40%
----------------------------------------------------
  Class C            18.03%           21.45%
----------------------------------------------------
  Class D            20.24%           22.68%
----------------------------------------------------
  S&P 500 Index1     21.04%           23.26%
----------------------------------------------------

1 The Standard and Poor's 500 Index (S&P 500 (Registered Trademark)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

          FEES AND EXPENSES
---------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from
your investment.
----------------------
[/sidebar]

                                                     CLASS A       CLASS B       CLASS C      CLASS D
--------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      5.25%(1)       None          None         None
--------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)      5.00%(3)        1.00%(4)     None
--------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
  Management fee                                    0.38%           0.38%         0.38%       0.38%
--------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees             0.25%           1.00%         1.00%       None
--------------------------------------------------------------------------------------------------------
  Other expenses                                    0.12%           0.12%         0.12%       0.12%
--------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses5             0.75%           1.50%         1.50%       0.50%
--------------------------------------------------------------------------------------------------------

[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted
from the Fund's assets and
are based on expenses paid
for the fiscal year ended
August 31, 2000.
----------------------
[/sidebar]

1    Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4    Only applicable if you sell your shares within one year after purchase.

5 The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

          EXAMPLE
          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
  CLASS A     $ 598      $ 752       $  920      $ 1,406      $ 598      $ 752       $ 920       $ 1,406
-----------------------------------------------------------   --------------------------------------------
  CLASS B     $ 653      $ 774       $1,018      $ 1,791      $ 153      $ 474       $ 818       $ 1,791
-----------------------------------------------------------   --------------------------------------------
  CLASS C     $ 253      $ 474       $  818      $ 1,791      $ 153      $ 474       $ 818       $ 1,791
-----------------------------------------------------------   --------------------------------------------
  CLASS D     $  51      $ 160       $  280      $   628      $  51      $ 160       $ 280       $   628
-----------------------------------------------------------   --------------------------------------------

          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


[GRAPHIC OMITTED]

          ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------------
          This section provides additional information relating to the Fund's principal investment strategies.


          Stock Index Futures. The Fund may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.


          SPDRs. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.



          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

          ADDITIONAL RISK INFORMATION
-------------------------------------
          This section provides additional information relating to the principal risks of investing in the Fund.


          Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including American Depository Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


          Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.


          SPDRs. SPDRs, which the Fund may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[GRAPHIC OMITTED]

          FUND MANAGEMENT
-------------------------
                         The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

[sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is
widely recognized as a leader in
the mutual fund industry and
together with Morgan Stanley
Dean Witter Services Company
Inc., its wholly-owned subsidiary,
had approximately $155 billion
in assets under management as
of September 30, 2000.
-----------------------------------------
[/sidebar]




                         The Fund's portfolio is managed within the Investment Manager's Growth and Income Group. Guy G. Rutherfurd, Jr., Senior Vice President of the Investment Manager, has been the primary portfolio manager of the Fund since October 1999. Co-management has been provided by Kevin Jung, a Vice President of the Investment Manager, since October 2000. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February 1997. Prior to joining the Investment Manager, Mr. Rutherfurd was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.). Prior to joining the Investment Manager, Mr. Jung was a portfolio manager with UBS Asset Management Inc.



          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager calculated daily by applying the annual rate of 0.40% to the Fund's average daily net assets. The fee is based on the Fund's average daily net assets. The Investment Manager has agreed, on a permanent basis, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.40% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.10% of the Fund's average daily net assets. Alternatively, if "other expenses" were to decline to 0.30% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.20% of the Fund's average daily net assets. For the fiscal year ended August 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.38% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]

          PRICING FUND SHARES
-----------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]

          HOW TO BUY SHARES
---------------------------
                         You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan
Stanley Dean Witter Family of
Funds and would like to contact
a Financial Advisor, call
(877) 937-MSDW (toll-free) for
the telephone number of the
Morgan Stanley Dean Witter
office nearest you. You may also
access our office locator on our
Internet site at:
www.msdwadvice.com/funds
-----------------------------------
[/sidebar]


                         Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows
you to transfer money automatically
from your checking or savings
account or from a Money Market
Fund on a semi-monthly,
monthly or quarterly basis.
Contact your Morgan Stanley
Dean Witter Financial Advisor for
further information about this
service.
--------------------------------------
[/sidebar]


MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------
                                                                MINIMUM INVESTMENT
                                                           ----------------------------
INVESTMENT OPTIONS                                            INITIAL       ADDITIONAL
---------------------------------------------------------------------------------------
  Regular Accounts                                          $1,000           $100
---------------------------------------------------------------------------------------
  Individual Retirement Accounts:        Regular IRAs       $1,000           $100
---------------------------------------------------------------------------------------
                                         Education IRAs     $  500           $100
---------------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                     $  100*          $100*
---------------------------------------------------------------------------------------
*    Provided your schedule of investments totals $1,000 in twelve months.

          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares.
          To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter S&P 500 Index Fund.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

          HOW TO EXCHANGE SHARES
--------------------------------
          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


          Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


          Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]

          HOW TO SELL SHARES
----------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

          OPTIONS               PROCEDURES
          -----------------------------------------------------------------------------------------------------------------
          Contact Your          To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
          Financial Advisor     other authorized financial representative.
                                -------------------------------------------------------------------------------------------
                                Payment will be sent to the address to which the account is registered or deposited in
          [GRAPHIC OMITTED]     your brokerage account.
          -----------------------------------------------------------------------------------------------------------------
          By Letter             You can also sell your shares by writing a "letter of instruction" that includes:
                                o  your account number;
          [GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                                o  the Class of shares you wish to sell; and
                                o  the signature of each owner as it appears on the account.
                                -------------------------------------------------------------------------------------------
                                If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                                Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800)
                                869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                -------------------------------------------------------------------------------------------
                                Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                                NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                                -------------------------------------------------------------------------------------------
                                A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
          -----------------------------------------------------------------------------------------------------------------
          Systematic            If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
          Withdrawal Plan       market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on
          [GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                                -------------------------------------------------------------------------------------------
                                Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                                Arrangements" section of this Prospectus.
                                -------------------------------------------------------------------------------------------
                                To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                                Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
          -----------------------------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

          DISTRIBUTIONS
-----------------------
          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


                         The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your
Fund distributions automatically
invested in other Classes of Fund
shares or Classes of another
Morgan Stanley Dean Witter
Fund that you own. Contact your
Morgan Stanley Dean Witter
Financial Advisor for further
information about this service.
--------------------------------
[/sidebar]


                         Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.




[GRAPHIC OMITTED]

          TAX CONSEQUENCES
--------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:


          o    The Fund makes distributions; and

          o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.




[GRAPHIC OMITTED]

          SHARE CLASS ARRANGEMENTS
----------------------------------
          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

          The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                       0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.                1.0%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                              1.0%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                     None
---------------------------------------------------------------------------------------------------------------


          CLASS A SHARES    Class A shares are sold at net asset value
          plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay
when purchasing Class A shares
that is based on a percentage of
the offering price. The
percentage declines based upon
the dollar value of Class A shares
you purchase. We offer three
ways to reduce your Class A sales
charges -- the Combined
Purchase Privilege, Right of
Accumulation and Letter of
Intent.
-----------------------------------
[/sidebar]


                                                  FRONT-END SALES CHARGE
                                      ------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
Less than $25,000                          5.25%                      5.54%
--------------------------------------------------------------------------------------
$25,000 but less than $50,000              4.75%                      4.99%
--------------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%                      4.17%
--------------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%                      3.09%
--------------------------------------------------------------------------------------
$250,000 but less than $1 million          2.00%                      2.04%
--------------------------------------------------------------------------------------
$1 million and over                           0                          0
--------------------------------------------------------------------------------------

----                                                           ----



          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:


          o A single account (including an individual, trust or fiduciary account).

          o Family member accounts (limited to husband, wife and children under the age of 21).

          o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

          o    Tax-exempt organizations.

          o Groups organized for a purpose other than to buy mutual fund shares.


          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.


          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


          o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

          o Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

          o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

          o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

          o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

          o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

         CLASS B SHARES      Class B shares are offered at net asset
         value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


[sidebar]
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell
shares of certain Morgan Stanley
Dean Witter Funds purchased
without an initial sales charge.
This fee declines the longer you
hold your shares as set forth in
the table.
-------------------------------------
[/sidebar]


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
------------------------------------------------------------
  First                                      5.0%
------------------------------------------------------------
  Second                                     4.0%
------------------------------------------------------------
  Third                                      3.0%
------------------------------------------------------------
  Fourth                                     2.0%
------------------------------------------------------------
  Fifth                                      2.0%
------------------------------------------------------------
  Sixth                                      1.0%
------------------------------------------------------------
  Seventh and thereafter                     None
------------------------------------------------------------

          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


          o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

          o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in an MSDW Eligible Plan.

          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

          o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


          Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares.


          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


          In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.


          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


          For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.


          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

          CLASS C SHARES   Class C shares are sold at net asset value
          with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

          CLASS D SHARES    Class D shares are offered without any sales
          charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:

          o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

          o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).

          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

          o    Certain unit investment trusts sponsored by Dean Witter Reynolds.


          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

          PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The information for the fiscal year ended August 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for each of the periods ended August 31, 1999 have been audited by other independent accountants.



                                                                                      FOR THE PERIOD
                                                FOR THE YEAR ENDED AUGUST 31,       SEPTEMBER 26, 1997*
                                              ---------------------------------           THROUGH
                                                   2000            1999               AUGUST 31, 1998
---------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
---------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $  14.05          $ 10.18               $ 10.00
=========================================================================================================
 Income from investment operations:
  Net investment income                            0.08             0.10                   0.10
  Net realized and unrealized gain                 2.10             3.85                   0.11
                                                --------          --------          -------------
 Total income from investment operations           2.18             3.95                   0.21
=========================================================================================================
 Less dividends and distributions from:
  Net investment income                              --            (0.07)                 (0.03)
  Net realized gain                               (0.03)           (0.01)                      --
                                                --------          --------               -------------
 Total dividends and distributions                (0.03)           (0.08)                 (0.03)
=========================================================================================================
 Net asset value, end of period                 $  16.20          $ 14.05               $ 10.18
=========================================================================================================
 TOTAL RETURN+                                    15.49%           38.82%                  2.05% (1)
=========================================================================================================
 RATIOS TO AVERAGE NET ASSETS (3):
---------------------------------------------------------------------------------------------------------
 Expenses                                          0.75%(4)         0.73%(4)              0.75%(2)
---------------------------------------------------------------------------------------------------------
 Net investment income                             0.49%(4)         0.72%(4)              0.91%(2)
=========================================================================================================
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $183,085          $99,140                $28,719
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              5%               5%                      1%
---------------------------------------------------------------------------------------------------------

*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expenses and net investment income ratios would have been 0.76% and 0.48%, respectively, for the year ended August 31, 2000, 0.81% and 0.64%, respectively, for the year ended August 31, 1999 and 0.89% and 0.77%, respectively, for the period ended August 31, 1998.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                            FOR THE PERIOD
                                                    FOR THE YEAR ENDED AUGUST 31,         SEPTEMBER 26, 1997*
                                                  -----------------------------------           THROUGH
                                                      2000                 1999             AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES++
----------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $    13.93           $    10.13         $  10.00
================================================================================================================
 Income (loss) from investment operations:
  Net investment income (loss)                          (0.04)               (0.01)            0.02
  Net realized and unrealized gain                       2.08                 3.83             0.12
                                                      ----------           ----------         --------
 Total income from investment operations                 2.04                 3.82             0.14
================================================================================================================
 Less dividends and distributions from:
  Net investment income                                    --                (0.01)           (0.01)
  Net realized gain                                     (0.03)               (0.01)              --
                                                      ----------           ----------         --------
 Total dividends and distributions                      (0.03)               (0.02)           (0.01)
================================================================================================================
 Net asset value, end of period                     $    15.94           $    13.93         $  10.13
================================================================================================================
 TOTAL RETURN+                                          14.69%               37.68%            1.38%(1)
================================================================================================================
 RATIOS TO AVERAGE NET ASSETS (3):
----------------------------------------------------------------------------------------------------------------
 Expenses                                                1.50%(4)             1.50%(4)         1.50%(2)
----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                           (0.26)%(4)           (0.05)%(4)        0.16%(2)
================================================================================================================
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $2,035,848           $1,587,661         $536,349
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    5%                   5%               1%
----------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.51% and (0.27)%, respectively, for the year ended August 31, 2000, 1.58% and (0.13)%, respectively, for the year ended August 31, 1999 and 1.64% and 0.02%, respectively, for the period ended August 31, 1998.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                           FOR THE PERIOD
                                                   FOR THE YEAR ENDED AUGUST 31,         SEPTEMBER 26, 1997*
                                              --------------------------------------           THROUGH
                                                     2000                 1999             AUGUST 31, 1998
---------------------------------------------------------------------------------------------------------------
 CLASS C SHARES++
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $  13.93             $  10.13            $ 10.00
===============================================================================================================
 Income (loss) from investment operations:
  Net investment income (loss)                    ( 0.04)              ( 0.01)              0.02
  Net realized and unrealized gain                  2.08                 3.83               0.12
                                                 --------             --------            --------
 Total income from investment operations            2.04                 3.82               0.14
===============================================================================================================
 Less dividends and distributions from:
  Net investment income                               --               ( 0.01)            ( 0.01)
  Net realized gain                               ( 0.03)              ( 0.01)                --
                                                 --------             --------            --------
 Total dividends and distributions                ( 0.03)              ( 0.02)            ( 0.01)
===============================================================================================================
 Net asset value, end of period                  $  15.94             $  13.93            $ 10.13
===============================================================================================================
 TOTAL RETURN+                                     14.69%               37.70%              1.37%(1)
===============================================================================================================
 RATIOS TO AVERAGE NET ASSETS (3):
---------------------------------------------------------------------------------------------------------------
 Expenses                                           1.50%(4)             1.50%(4)           1.50%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     ( 0.26)%(4)          ( 0.05)%(4)          0.16%(2)
===============================================================================================================
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands         $211,446             $143,092            $40,730
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               5%                   5%                 1%
---------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.51% and (0.27)%, respectively, for the year ended August 31, 2000, 1.58% and (0.13)%, respectively, for the year ended August 31, 1999 and 1.64% and 0.02%, respectively, for the period ended August 31, 1998.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                      FOR THE PERIOD
                                                FOR THE YEAR ENDED AUGUST 31,       SEPTEMBER 26, 1997*
                                               -------------------------------            THROUGH
                                                   2000               1999            AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------
 CLASS D SHARES++
----------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 14.09            $ 10.20            $ 10.00
==========================================================================================================
 Income from investment operations:
  Net investment income                          0.11               0.13               0.12
  Net realized and unrealized gain               2.11               3.85               0.11
                                               --------           --------           --------
 Total income from investment operations         2.22               3.98               0.23
==========================================================================================================
 Less dividends and distributions from:
  Net investment income                            --             ( 0.08)            ( 0.03)
  Net realized gain                            ( 0.03)            ( 0.01)                --
                                               --------           --------           --------
 Total dividends and distributions             ( 0.03)            ( 0.09)            ( 0.03)
==========================================================================================================
 Net asset value, end of period                $ 16.28            $ 14.09            $ 10.20
==========================================================================================================
 TOTAL RETURN+                                  15.81%             39.13%              2.30%(1)
==========================================================================================================
 RATIOS TO AVERAGE NET ASSETS (3):
----------------------------------------------------------------------------------------------------------
 Expenses                                        0.50%(4)           0.50%(4)           0.50%(2)
----------------------------------------------------------------------------------------------------------
 Net investment income                           0.74%(4)           0.95%(4)           1.16%(2)
==========================================================================================================
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $92,304            $16,538            $14,186
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            5%                 5%                 1%
----------------------------------------------------------------------------------------------------------

*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.51% and 0.73%, respectively, for the year ended August 31, 2000, 0.58% and 0.87%, respectively, for the year ended August 31, 1999 and 0.64% and 1.02%, respectively, for the period ended August 31, 1998.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                 The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
-----------------------------------------------------------------------------------------------------------------
GROWTH FUNDS              GROWTH FUNDS                             THEME FUNDS
                          Aggressive Equity Fund                   Financial Services Trust
                          American Opportunities Fund              Health Sciences Trust
                          Capital Growth Securities                Information Fund
                          Developing Growth Securities             Natural Resource Development Securities
                          Growth Fund                              Technology Fund
                          Market Leader Trust
                          Mid-Cap Equity Trust                     GLOBAL/INTERNATIONAL FUNDS
                          New Discoveries Fund                     Competitive Edge Fund - "Best Ideas"  Portfolio
                          Next Generation Trust                    European Growth Fund
                          Small Cap Growth Fund                    Fund of Funds - International Portfolio
                          Special Value Fund                       International Fund
                          Tax-Managed Growth Fund                  International SmallCap Fund
                          21st Century Trend Fund                  Japan Fund
                                                                   Latin American Growth Fund
                                                                   Pacific Growth Fund
-----------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUNDS     Balanced Growth Fund                     Total Market Index Fund
                          Balanced Income Fund                     Total Return Trust
                          Convertible Securities Trust             Value Fund
                          Dividend Growth Securities               Value-Added Market Series/Equity Portfolio
                          Equity Fund
                          Fund of Funds - Domestic Portfolio       THEME FUNDS
                          Income Builder Fund                      Real Estate Fund
                          S&P 500 Index Fund                       Utilities Fund
                          S&P 500 Select Fund
                          Strategist Fund                          GLOBAL FUNDS
                                                                   Global Dividend Growth Securities
                                                                   Global Utilities Fund
-----------------------------------------------------------------------------------------------------------------
INCOME FUNDS              GOVERNMENT INCOME FUNDS                  GLOBAL INCOME FUNDS
                          Federal Securities Trust                 North American Government Income Trust
                          Short-Term U.S. Treasury Trust           World Wide Income Trust
                          U.S. Government Securities Trust
                                                                   TAX-FREE INCOME FUNDS
                          DIVERSIFIED INCOME FUNDS                 California Tax-Free Income Fund
                          Diversified Income Trust                 Hawaii Municipal Trust(FSC)
                                                                   Limited Term Municipal Trust(NL)
                          CORPORATE INCOME FUNDS                   Multi-State Municipal Series Trust(FSC)
                          High Yield Securities                    New York Tax-Free Income Fund
                          Intermediate Income Securities           Tax-Exempt Securities Trust
                          Short-Term Bond Fund(NL)

-----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
                          Liquid Asset Fund(MM)                    California Tax-Free Daily Income Trust(MM)
                          U.S. Government Money Market Trust(MM)   New York Municipal Money Market Trust(MM)
                                                                   Tax-Free Daily Income Trust(MM)



There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                   PROSPECTUS - OCTOBER 31, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:
                            WWW.MSDWADVICE.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

 Class A:     SPIAX
--------------------
 Class B:     SPIBX
--------------------

 Class C:     SPICX
--------------------
 Class D:     SPIDX
--------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO.  IS 811-8265)

                                         Morgan Stanley Dean Witter
                                                 -------------------------------
                                                              S&P 500 INDEX FUND


                                                               [GRAPHIC OMITTED]

                                                        A MUTUAL FUND THAT SEEKS
                                             TO PROVIDE INVESTMENT RESULTS THAT,
                                              BEFORE EXPENSES, CORRESPOND TO THE
                                             TOTAL RETURN (I.E., THE COMBINATION
                                               OF CAPITAL CHANGES AND INCOME) OF
                                                           THE STANDARD & POOR'S
                                                      (REGISTERED TRADEMARK) 500
                                                     COMPOSITE STOCK PRICE INDEX